                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]


Check the appropriate box:                    [ ] Confidential, for Use of the
[ ] Preliminary Proxy Statement                   Commission Only (as permitted
[X] Definitive Proxy Statement                    by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [ ] Rule 240.14a-11(c) or
                                    [ ] Rule 240.14a-12


                              WSI Industries, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1)      Title of each class of securities to which transaction applies:
    (2)      Aggregate number of securities to which transactions applies:
    (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)      Proposed maximum aggregate value of
                  transaction:
    (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount Previously Paid:
    (2)      Form, Schedule or Registration Statement No.:
    (3)      Filing Party:
    (4)      Date Filed:

                                   [WSI LOGO]


                              WSI INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 11, 2001

         Notice is hereby given that the Annual Meeting of Shareholders of WSI Industries, Inc. (the "Company") will be held at the Radisson Plaza Hotel located at 35 South Seventh Street, Minneapolis, Minnesota, on Thursday, January 11, 2001, at 3:30 p.m., local time, for the following purposes:

         1. To approve a proposal to amend the Company's Bylaws to reduce the number of directors to five.

         2. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on November 13, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors



                                    Gerald E. Magnuson, Secretary

Minneapolis, Minnesota
December 4, 2000

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                   [WSI LOGO]

                              WSI INDUSTRIES, INC.

                                 PROXY STATEMENT
                                -----------------

         This Proxy Statement is furnished to the shareholders of WSI Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 11, 2001, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not revoked, the shares represented by such proxy will be voted. The Company's offices are located at 15250 Wayzata Boulevard, Wayzata, Minnesota 55391 and its telephone number is
(952) 473-1271. The mailing of this proxy statement to shareholders of the Company commenced on or about December 4, 2000.

         The Company currently has only one class of securities, Common Stock, of which 2,465,229 shares were issued and outstanding and entitled to vote at the close of business on November 13, 2000. Each share is entitled to one vote and shareholders have cumulative voting rights in connection with the election of directors in the event any shareholder gives written notice of intent to cumulate votes to any officer of the Company before the meeting or to the presiding officer at the meeting. A shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder may be entitled by five (the number of directors to be elected) and casting all such votes for one nominee or distributing them among any two or more nominees. Only shareholders of record at the close of business on November 13, 2000, will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                         SECURITY OWNERSHIP OF PRINCIPAL
                           SHAREHOLDERS AND MANAGEMENT

         The following table includes information as of November 13, 2000, concerning the beneficial ownership of Common Stock of the Company by (i) shareholders known to the Company to hold more than five percent of the Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the table on page 4 and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held. Each of the persons listed below business address is 15250 Wayzata Boulevard, Wayzata, Minnesota, 55391.

                   Name and Address                                                                Percent
                  of Beneficial Owner                              Amount(1)                       of Class
                  -------------------                              ------                          --------
Paul Baszucki(2)                                                     9,500                             *
Melvin L. Katten(2)                                                 55,300                           2.24%
Gerald E. Magnuson(3)                                               11,992                             *
George J. Martin(2)                                                 53,227                           2.15%
Eugene J. Mora(2)                                                    9,500                             *
Michael J. Pudil(2)(4)                                             208,501                           7.82%
Paul D. Sheely(4)                                                   14,334                             *
All Officers and Directors                                         362,354                          13.41%
  as a Group (7 persons)

-------------------
*        Less than one percent.
(1) Includes shares which may be purchased within sixty days from the date hereof pursuant to outstanding stock options in the amount of 3,750 shares for each of Messrs. Baszucki and Mora, 5,500 shares for each of Messr. Magnuson, Martin and Katten; 200,001 shares for Mr. Pudil and 13,334 shares for Mr. Sheely; and 237,335 shares for all officers and directors as a group.
(2) Serves as a director of the Company and has been nominated for re-election.
(3)      Serves as a director of the Company.
(4) Serves as an executive officer of the Company and appears in the table on page 4 hereof.

                     1. REDUCTION OF THE NUMBER OF DIRECTORS

         The present size of the Board of Directors is fixed at six persons. Mr. Gerald E. Magnuson, a director since 1962, is retiring as of January 11, 2001. Consequently, the Board has determined that it would be in the best interest of the Company to reduce the size of the Board to five persons. Under provisions of the Company's Bylaws and Minnesota law, the size of the board may only be reduced by a vote of the Company's shareholders.

         The following resolution will be presented to the shareholders for approval:

         RESOLVED, that Article III, Section 1 of the Restated and Amended Bylaws of this Company be amended to read as follows:

         "The business and property of the corporation shall be managed by its Board of Directors, five (5) in number. The term of each director shall continue until the next annual meeting of the corporation and until his successor is elected and qualifies."

         Approval of this resolution requires the affirmative vote of the holders of a majority of the shares.

                            2. ELECTION OF DIRECTORS

         Five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their successors are elected. Mr. Magnuson is retiring from the Board of Directors. The Board of Directors has nominated for election the five persons named below. All of the nominees are currently directors of the Company and all were elected by the shareholders at the 2000 Annual Meeting of Shareholders. It is anticipated that proxies will be voted for such nominees, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose.

         The names and ages of the nominees, their principal occupations and other information is set forth below, based upon information furnished to the Company by the nominees.

                                                   Principal Occupation                                Director
Name and Age                                      and other Directorships                                Since
------------                                      -----------------------                              -------
Paul Baszucki (60)                         Chairman of Norstan, Inc., Minnetonka,                        1988
                                           Minnesota (technology); Director of
                                           Norstan, Inc. and G&K Services, Inc.

Melvin L. Katten (64)                      Senior Partner of Katten Muchin & Zavis,                      1985
                                           Chicago, Illinois (law firm).

George J. Martin (63)                      Chairman of the Company; Private                              1983
                                           Investor; prior to October 1995,
                                           President, Chief Executive Officer and
                                           Chairman of PowCon Incorporated
                                           (manufacturer of electronic welding
                                           systems).

Eugene J. Mora (65)                        Private Investor; prior to October 4, 1996,                   1985
                                           President, Chief Executive Officer and
                                           Director of Amserv Healthcare Inc., LaJolla,
                                           California (provider of home care services to
                                           individuals).

Michael J. Pudil (52)                      President and Chief Executive Officer of the                  1993
                                           Company; Prior to November 1993, Vice
                                           President and General Manager of Remmele
                                           Engineering, Inc., St. Paul, Minnesota
                                           (contract machining).

--------------------

         The Board of Directors met five times during fiscal 2000. Each current director attended 75% or more of the meetings of the Board of Directors and any committee on which he served.

         The Company has two standing committees, the Compensation Committee and the Audit Committee. The Compensation Committee, which met three times during the last fiscal year, is currently comprised of Messrs. Magnuson (Chair), Baszucki, Katten and Martin. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and key employees.

         The Audit Committee, which met two times during the last fiscal year, is currently comprised of Messrs. Mora (Chair), Baszucki and Katten. Among other duties, the Audit Committee reviews the internal and external financial reporting of the Company, reviews the scope of the independent audit and considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments.

         The Company does not have a nominating committee. However, the Company's Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholders to the Secretary of the Company not less than 45 days nor more than 75 days prior to the date corresponding to the date of mailing of the proxy materials for the previous year's Annual Meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information about such shareholder and the person(s) nominated by such shareholder, including, among other things, the name and address of record of such shareholder, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, the name, age, business and residence addresses and principal occupation of each nominee, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee(s), and the consent of each nominee to serve as a director if so elected. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as director. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ending August 27, 2000, August 29, 1999 and August 30, 1998, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Michael Pudil, the Company's President and Chief Executive Officer and Paul Sheely, the Company's VP of Finance and Chief Financial Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                                                        Compensation
                                                                                     -------------------
                                                     Annual Compensation                    Awards
                                             -----------------------------------     -------------------

                                                                                          Securities
                                                                                          Underlying            All Other
Name and Principal Position        Year                 Salary            Bonus             Options          Compensation(1)
---------------------------        ----                 ------            -----            ---------         ---------------
Michael J. Pudil                   2000                $204,282          $71,499            20,000               $5,990
 President and                     1999                 194,602               --            20,000                2,292
 Chief Executive Officer           1998                 182,977           91,488                 0                2,131

Paul D. Sheely                     2000                 113,747           39,811            10,000                3,023
 Vice President and                1999                  97,933               --            15,000                   --
 Chief Financial Officer

(1) These amounts represent Company's matching contributions to the Company's 401(k) plan on behalf of such employee.

OPTION GRANTS IN FISCAL YEAR 1999

         The following table contains information concerning the grant of stock options under the Company's 1987 and 1994 Stock Option Plans to Mr. Pudil and Mr. Sheely as of the end of fiscal year 2000.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                       Individual Grants
---------------------------------------------------------------------------------------------------------------------------
                                            % of Total                                       Potential Realizable Value at
                            Number of         Options/                                          Assumed Annual Rates of
                            Securities          SARs                                          Stock Price Appreciation for
                            Underlying       Granted to      Exercise or                               Option Term
                          Options/ SARs     Employees in      Base Price      Expiration      ----------------------------
Name                         Granted         Fiscal Year        ($/Sh)           Date             5%               10%
----------------------- ------------------ ---------------  --------------  --------------- -------------------------------
Michael J.  Pudil             20,000            44%             $4.125         01/05/10         $51,900         $131,500

Paul D. Sheely                10,000            22%             $4.125         01/05/10         $25,900         $ 65,700

------------------

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to Mr. Pudil and Mr. Sheely, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of fiscal year 2000:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                        Number of Securities       Value of Unexercised In-the-
                                                       Underlying Unexercised          Money Options/SARs
                                                       Options/SARs at FY-End             at FY-End (1)
                                                       -----------------------     ----------------------------
                  Shares Acquired
Name                on Exercise    Value Realized     Exercisable  Unexercisable   Exercisable  Unexercisable
----                -----------    --------------     -----------  -------------   -----------  -------------
Michael J. Pudil         0              0               200,001       19,999         $246,667      $3,333
Paul D. Sheely           0              0                13,334        6,666              834       1,667

----------------
(1) Based on a per share price of $4.375, which was the closing sale price of the Company's Common Stock on August 25, 2000, the last trading day of the Company's fiscal year.

PENSION PLAN

         On October 21, 1999, the Company's Board of Directors voted to terminate the Company's pension plan for all employees of the Company, including executive officers, effective January 31, 2000. After January 31, 2000, the plan's assets were frozen until the Company received the necessary approvals to distribute such assets to the plan's participants. On August 14 and October 4, 2000 the plan's assets were distributed to the participants according to each participants individual directions.

BOARD COMPENSATION COMMITTEE REPORT

         Decisions on compensation of the Company's executives are generally made by the Compensation Committee of the Board consisting of Messrs. Baszucki, Katten and Magnuson (Chair). All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for fiscal year 2000 as they affected Mr. Pudil, the Company's President and Chief Executive Officer, and the other executive officers.

         Compensation Policies Toward Executive Officers. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The Company's executive compensation has historically consisted of three components: (i) base salaries,
(ii) stock options and (iii) cash bonuses paid out pursuant to annual profitability-based plans. The Compensation Committee has historically established the base salaries of each executive officer utilizing compensation surveys, performance against defined goals and longevity with the Company. With respect to cash bonuses, the Compensation Committee has historically established on an annual basis certain profitability targets and performance objectives at the beginning of each fiscal year, pursuant to which cash performance bonuses of up to 50% of an executive officer's base salary can be paid. The Company has also used stock option grants as a key ingredient of its executive compensation plans, reflecting the Compensation Committee's position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. In order to direct the Company's executives toward steady growth and to retain the executive's services, the stock options granted are exercisable over a ten-year period and vest over periods of up to 36 months.

         Relationship of Performance Under the Compensation Plans. In fiscal year 2000, $111,310 in bonuses were paid to the Named Executives. In addition, the Company granted stock options to the Named Executives in order to focus them on long-term Company performance which results in improvement in shareholder value and provides earning potential to the executives.

         At various times in the past the Company has adopted certain broad-based employee benefit plans in which the Company's executive officers have been permitted to participate. Benefits under these plans are not directly or indirectly tied to Company performance.

         Chief Executive Officer Compensation. The compensation package for Michael J. Pudil, the Company's Chief Executive Officer, was set by the Board of Directors. The compensation for Mr. Pudil was determined by using a process and philosophy similar to that used for all executives. In fiscal 2000, Mr. Pudil received a bonus of $71,499.

            SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S
                               BOARD OF DIRECTORS:

             Paul Baszucki    Melvin L. Katten    Gerald E. Magnuson

         The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Magnuson, a director and a member of the Compensation Committee and the Company's Secretary, is retired from the law firm of Lindquist & Vennum P.L.L.P. which was paid for legal services rendered to the Company during the last fiscal year. Mr. Magnuson receives no financial benefit on account of amounts paid by the Company to Lindquist & Vennum P.L.L.P. for such services. In addition, Mr. Magnuson is retiring from the Company's Board of Directors on January 11, 2001. It is anticipated that Lindquist & Vennum P.L.L.P. will continue to perform legal services for the Company during the current fiscal year.

BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards.

         The Audit Committee held two meetings during fiscal year 2000. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Ernst & Young LLP.

         During this meetings, the Audit Committee reviewed and discussed the audited financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Ernst & Young LLP.

         Based on the discussions with management and Ernst & Young LLP., the Audit Committee's review of the representations of management and the report of Ernst & Young LLP., the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 27, 2000 filed with the Securities and Exchange Commission.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

               Eugene J. Mora    Paul Baszucki    Melvin L. Katten

         The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen to use the Nasdaq Stock Market (U.S. Companies) Index as its broad market index and the Nasdaq Non-Financial Stock Index as its peer group index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of August 27, 1995 in the common stock of the Company, the Nasdaq Stock Market Index and the Nasdaq Non-Financial Stock Index, assuming the reinvestment of all dividends:

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                               [GRAPHIC_OMITTED]


                                    Aug 27,          Aug. 25,        Aug. 31,       Aug. 30,        Aug. 29,        Aug 27,
                                     1995              1996            1997           1998            1999            2000
----------------------------------------------------------------------------------------------------------------------------
WSI Industries Inc.                  $100            $ 81.818        $139.394        $160.606        $ 83.333       $106.061
----------------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market (U.S.)           $100            $112.793        $157.355        $148.695        $276.250       $421.804
----------------------------------------------------------------------------------------------------------------------------
Nasdaq Non-Financial Stocks          $100            $110.476        $151.618        $140.699        $272.616       $430.752
----------------------------------------------------------------------------------------------------------------------------

         Since the Company's fiscal year ends on the last Sunday of August each year, data in the above table reflects market values for the Company's stock as of the close of trading on the Friday preceding the Company's fiscal year end for each year presented but reflects market values for the Nasdaq indices as of August 31 of each year.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company (currently all directors except Mr. Pudil) were paid an annual retainer of $5,000 for calendar year 1999 and will be paid an annual retainer of $5,000 for calendar year 2000. Each non-employee director is paid a fee of $500 for each meeting of the Board of Directors or any Committee attended, except that no payments are made for Committee meetings which immediately precede or follow a Board meeting. Mr. Martin receives an additional annual retainer of $10,000 for serving as the Company's Chairman. Mr. Magnuson receives an additional annual retainer of $4,000 for serving as the Company's Secretary.

         Each non-employee member of the Board of Directors receives at the time of election or re-election to the Board by the shareholders an option to purchase 2,000 shares of the Company's Common Stock at a purchase price equal to the fair market value of the Company's Common Stock on the date of such election or reelection. The term of each director option is five years, unless the director leaves the Board, in which event his option expires within 30 days of leaving the Board. Each director option is exercisable in installments of 25% per year beginning six months after the date of grant.

         The Company established a retirement program in 1982 for directors not covered by any other retirement plan of the Company which provides for the payment of an annual benefit equal to the annual retainer paid to directors during the full fiscal year preceding retirement. The retirement benefit, which is payable to directors who have served five years or more, commences at the time the retired director becomes 65 years old or later retires, and is subject to proportionate reduction if the director has served the Company less than 15 years. The maximum number of years that the benefit is payable is 10 years.

EMPLOYMENT AGREEMENTS

          On January 9, 1997, the Company amended the employment agreement with Michael J. Pudil pursuant to which Mr. Pudil is employed as the Company's President and Chief Executive Officer. The agreement has a two-year term and automatically renews for successive two-year terms unless either party provides written notice to the other party of nonrenewal at least six months in advance of the expiration of any two-year term. The agreement provides that in the event of the termination of Pudil's employment for good reason or in the event of termination of Pudil's employment without good cause, payments of Pudil's base salary and the employer share of benefit premiums shall continue for eighteen months, provided however that in the event of the termination of Pudil's employment following a change in control of WSI, Pudil shall be entitled to receive the compensation and benefits set forth in the change in control agreement. On October 18, 1995, the Company entered into a change in control agreement with Mr. Pudil. This agreement provides, among other things, for a lump-sum cash severance payment equal to approximately three times the average annual compensation over the preceding five years plus certain fringe benefits under certain circumstances following a "change of control" of the Company. In general, a change in control would occur when there has been any change in the controlling persons reported in the Company's proxy statements, when 20% or more of the Company's outstanding voting stock is acquired by any person, when current members of the Board of Directors or their successors elected or nominated by such members cease to constitute at least 75% of the Board of Directors, when the Company merges or consolidates with or sells substantially all its assets to any person or entity, or when the Company's shareholders vote to liquidate or dissolve the Company. However, a "change in control" would not occur if any of these events is authorized, approved or recommended by the Board of Directors. This agreement also prohibits disclosure of confidential information concerning the Company and requires disclosure and assignment of inventions, discoveries and other works relating to employment. If a change in control had occurred at the end of fiscal year 2000, Mr. Pudil would have been entitled to the approximate payment of $728,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 27, 2000 all Section 16(a) filing requirements applicable to its insiders were complied with.

                                    AUDITORS

         A representative of Ernst & Young LLP is expected to be present at the Meeting, will be given an opportunity to make a statement and will be available to answer appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of the Company is expected to be held on or about January 10, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about December 1, 2001. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office on or before August 4, 2001, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2002 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

         The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

         Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

         Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                                     GENERAL

         The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         The Company's Annual Report to Shareholders for the fiscal year ended August 27, 2000 is being mailed to shareholders with this Proxy Statement. Shareholders may receive without charge a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: WSI Industries, Inc., 15250 Wayzata Boulevard, Wayzata, MN 55391, Attention: Paul D. Sheely, or by calling the Company at (952) 473-1271.


                                    By Order of the Board of Directors,


                                    Gerald E. Magnuson, Secretary

                                                                      APPENDIX A

                              WSI INDUSTRIES, INC.
                             AUDIT COMMITTEE CHARTER

Responsibilities and Authority

         The Audit Committee reports to the Board of Directors. Its primary focus is to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the Company's Bylaws or the Board of Directors.

Membership

         The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Meetings

         The Committee shall meet at least four times a year. The agenda of each meeting will generally be prepared by the Chief Financial Officer or equivalent ("Finance Officer"), with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

         Relationship with Independent Accountant

         o        The outside auditor is accountable to the Board of Directors.
                  The Audit Committee shall provide for an open avenue of communications between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

         o As shareholder representatives, the Board of Directors shall exercise the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant upon the recommendation of the Audit Committee. In connection with this duty, the Committee shall receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company, consistent with requirements of the Independence Standards Board. The Committee shall review services performed by the independent accountants, including the type and extent of non-audit services performed and the impact that these services may have on the public accountant's independence.

         o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent accountant's judgment on the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements;
                  (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

         Relationship with the Accounting Department

         o The Finance Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Accounting Department and the Board and, at least once annually, meet with the Finance Officer in private session.

         o Review and concur in the appointment, replacement, reassignment or dismissal of the Finance Officer and review his/her independence from management.

         o Review the Accounting Department's mission, objectives and resources and its annual plan, including its coordination with the independent accountants.

         o Review the results of Internal Audit activities and its evaluation of the system of internal controls and discuss with the Finance Officer any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

         Relationship with Management

         o Before publication, review the quarterly and annual financial statements and related footnotes with both management and the independent accountant.

         o        Review any significant changes in accounting principles.

         o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

         Other

         o Periodically review, with management and the Finance Officer, programs established to monitor compliance with the Company's code of conduct, including the Foreign Corrupt Practices Act.

         o Discuss with management, the independent accountant and the Finance Officer any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

         o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or Internal Audit.

                              WSI INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           THURSDAY, JANUARY 11, 2001
                                    3:30 P.M.

                              RADISSON PLAZA HOTEL

                             35 SOUTH SEVENTH STREET

                              MINNEAPOLIS, MN 55402

WSI INDUSTRIES, INC.
15250 WAYZATA BOULEVARD, WAYZATA MN, 55391                                 PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JANUARY 11, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint George J. Martin, and Michael J. Pudil, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                      See reverse for voting instructions.

                             - Please detach here -


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of directors:   01 Paul Baszucki      04 Eugene J. Mora
                            02 Melvin L. Katten   05 Michael J. Pudil
                            03 George J. Martin

[ ]   Vote For             [ ]   Vote Withheld
      all nominees               from all nominees
      (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                        [                                      ]

2. AMENDMENT OF BYLAWS TO REDUCE THE NUMBER OF DIRECTORS TO FIVE.

            [ ]  For          [ ]  Against          [ ]  Abstain


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  [ ]
Indicate changes below:

                                        Date________________________________



                                    ____________________________________________
                                    Signature(s) in Box

                                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.